EXHIBIT 10.33

                           FOURTH AMENDMENT AGREEMENT




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                                                                   EXHIBIT 10.33

                           FOURTH AMENDMENT AGREEMENT

         FOURTH AMENDMENT AGREEMENT (this "AGREEMENT") dated as of May 16, 2003 by and among (1) Imagistics International Inc. (the "BORROWER"), (2) Fleet Capital Corporation ("FLEET"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "LENDERS" and individually, a "LENDER") and (3) Fleet, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement dated as of March 5, 2003 (as amended, the "CREDIT AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         [section]1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

         [section]2. RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

         [section]3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

         [section]4. CONDITIONS PRECEDENT. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

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                  (a)  Representations and Warranties. All of the
         representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in ss.3 hereof.

                  (b) Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

                  (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

                  (d) Delivery. The parties hereto shall have executed this Agreement and delivered this Agreement to the Administrative Agent.

                  (e) Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the account of the Lenders, an amendment fee equal to one-tenth of one percent (0.10%) of the sum of the aggregate Revolving Commitments and the aggregate outstanding principal amounts of the Term B Facility Loans. Each Lender shall receive the portion of such amendment fee allocable to such Lender's Revolving Commitment and/or Term B Facility Loans.

                  (f) Assignments; Revolving Commitments Reduction. Each of that certain Master Assignment and Acceptance Agreement dated as of the date hereof with respect to the Credit Agreement and that certain Commitment Reduction Letter dated as of the date hereof with respect to the Credit Agreement shall have been fully executed and delivered, and all of the conditions precedent set forth therein shall have been satisfied in full.

         [section]5.   AMENDMENTS TO THE CREDIT AGREEMENT.
                       ----------------------------------

                       5.1 AMENDMENTS TO THE TABLE OF CONTENTS. The references to Schedules 1.01(a), 1.01(b) and 1.01(c) and to Exhibit C-1 on page v of the Table of Contents of the Credit Agreement are each hereby amended in their entirety to read as follows:

                             SCHEDULE 1.01(a) - Applicable Margin Before Fourth
                       Amendment Date

                             SCHEDULE 1.01(b) - Applicable Margin After Fourth
                       Amendment Date

                             SCHEDULE 1.01(c) - Intentionally Omitted

                             EXHIBIT C-1 - Intentionally Omitted

                       5.2   AMENDMENTS TO SECTION 1.01.

                                       2
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                       (a)   The following definitions appearing in Section 1.01
         of the Credit Agreement are hereby amended in their entirety to read as follows:

                             "Applicable Margin" shall be, for any Type and
                       Class of Loan, (i) prior to the Fourth Amendment Date, the percentage per annum set forth on Schedule 1.01(a) for such Type and Class of Loan, and (ii) on and after the Fourth Amendment Date, the Applicable Margin shall be the percentage per annum set forth on Schedule 1.01(b) for such Type and Class of Loan.

                            "Applicable R/C Fee Percentage" shall mean 0.375%
                       per annum.

                       (b)   The following new definition is hereby added to
         Section 1.01 of the Credit Agreement in its proper alphabetical order to read as follows:

                             "Fourth Amendment Date" shall mean May [16], 2003.
                              ---------------------

                       (c) The definitions of "Interest Rate Certificate" and "Trigger Date" are each hereby deleted from Section 1.01 of the Credit Agreement.

                       (d) The last sentence of the definition of "Revolving Commitment" is amended in its entirety to read as follows:

                             The amount of the Revolving Commitments of all
                       Lenders as of the Fourth Amendment Date is $95,000,000.

                       (e) The definition of "Swap Contract" is hereby amended by deleting "entered into pursuant to Section 9.18" in the last line thereof.

                       5.3 AMENDMENT TO SECTION 1.02. Section 1.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

                             1.02 Accounting Terms and Determinations. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including Financial Maintenance Covenants and other financial covenants) shall be made in accordance with GAAP consistently applied for all applicable periods, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that, if Borrower notifies the Lead Arranger and the Administrative Agent that Borrower wishes to amend any covenant in Section 9, to eliminate the effect of any change in GAAP (as to which Borrower shall give notice of such change to the Lead Arranger and the Lenders within a reasonable time after such change) on the operation of such covenant (or if the Lead Arranger and the Administrative Agent notify Borrower that the Majority Lenders wish to amend any such covenant for such purpose), then Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Borrower and the Majority Lenders. All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP.

                                       3
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                       5.4   AMENDMENT TO SECTION 9.01. Subsection  9.01(e)
         of the Credit Agreement is hereby amended in its entirety to read as follows:

                             (e)   Intentionally Omitted;
                                   ---------------------

                       5.5 AMENDMENT TO SECTION 9.18. Subsection 9.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

                             9.18. Intentionally Omitted.
                                   ---------------------

                       5.6   AMENDMENT TO SECTION 12.04(i)(a). Section 12.04(i)
         (a) of the Credit Agreement is hereby amended by deleting "(or Schedule 1.01(a), (b) or (c))" from the twelfth line of such Section and substituting "(or Schedule 1.01(a) or (b))" therefor.

                       5.7 AMENDMENT TO SCHEDULE 1.01(a). Schedule 1.01(a) of the Credit Agreement is hereby amended in its entirety as set forth on
         Schedule 1 attached hereto and made a part hereof.

                       5.8 AMENDMENT TO SCHEDULE 1.01(b). Schedule 1.01(b) of the Credit Agreement is hereby amended in its entirety as set forth on
         Schedule 2 attached hereto and made a part hereof.

                       5.9 AMENDMENT TO SCHEDULE 1.01(c). Schedule 1.01(c) of the Credit Agreement is hereby deleted.

                       5.10 AMENDMENT TO ANNEX A. Annex A of the Credit Agreement is hereby amended in its entirety as set forth on Schedule 3 attached hereto and made a part hereof.

         [section]6.   MISCELLANEOUS PROVISIONS.

                       (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

                       (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

                       (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                      IMAGISTICS INTERNATIONAL INC.

                                             By: /s/ Joseph D. Skrzypczak
                                             ----------------------------
                                             Its Chief Financial Officer

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                                      Agreed to:

                                      FLEET CAPITAL CORPORATION,
                                        as Administrative Agent and as a Lender

                                             By: /s/ Edgar Ezerins
                                                 --------------------------
                                             Edgar Ezerins
                                             Its Senior Vice President

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                                      MERRILL LYNCH CAPITAL CORPORATION,
                                        as a Lender

                                      By: /s/ Michael O'Brien
                                          --------------------
                                          Its Vice President

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                                      JPMORGAN CHASE BANK,
                                        as a Lender

                                      By: /s/ Valerie Schanzer
                                          --------------------
                                          Its Vice President

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                                      MIZUHO CORPORATE BANK, LTD. (successor in
                                      interest to The Industrial Bank of Japan,
                                      Limited), as a Lender

                                      By: /s/ Akihiko Mabuchi
                                          -------------------
                                          Its Senior Vice President

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                                      IBM CREDIT CORPORATION,
                                      as a Lender

                                      By: /s/ Steven Flanagan
                                          -------------------
                                          Its Manager Global Special Handling

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                                      PEOPLE'S BANK,
                                      as a Lender

                                      By: /s/ David Sherrill
                                          -------------------
                                          Its Vice President

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                                      BANK LEUMI, USA,
                                      as a Lender

                                      By: /s/ Paul Tine
                                          -------------
                                          Its Vice President

                                      By: /s/ Glenn Kreutzer
                                          ------------------
                                          Its Banking Officer

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                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as a Lender

                                          By: /s/ Joseph Howard
                                              -----------------
                                              Its Vice President

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                                      CITIZENS BANK OF MASSACHUSETTS,
                                      as a Lender

                                          By: /s/ Cindy Chen
                                              --------------
                                              Its Vice President

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                                   SCHEDULE 1
                                   ----------

                                Schedule 1.01(a)

                                         LIBOR Loans                  ABR Loans
                                         -----------                  ---------

Revolving Loans                             2.25%                       1.25%

Term B Facility Loans                       2.75%                       1.75%

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                                   SCHEDULE 2
                                   ----------

                                Schedule 1.01(b)

                                         LIBOR Loans                  ABR Loans
                                         -----------                  ---------

Revolving Loans                             1.25%                       0.25%

Term B Facility Loans                       2.25%                       1.25%

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                                   SCHEDULE 3
                                   ----------

                                     ANNEX A
                                     -------

                                   COMMITMENTS

                                                              ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
                 INSTITUTION               REVOLVING          TERM B FACILITY                    TOTAL
                 -----------               ----------         ---------------                    -----
                                          COMMITMENTS           COMMITMENTS
                                          -----------           -----------
---------------------------------------- -------------------- -------------------------- ------------------------------
Merrill Lynch Capital Corporation        $17,500,000          $         0.00               $17,500,000.00
---------------------------------------- -------------------- -------------------------- ------------------------------
Fleet Capital Corporation                $25,000,000          $27,396,073.00               $52,396,073.00
---------------------------------------- -------------------- -------------------------- ------------------------------
JPMorgan Chase Bank                      $15,000,000          $12,073,217.43               $27,073,217.43
---------------------------------------- -------------------- -------------------------- ------------------------------
U.S. Bank National Association           $15,000,000          $10,000,000.00               $25,000,000.00
---------------------------------------- -------------------- -------------------------- ------------------------------
People's Bank                            $ 7,500,000          $ 4,491,439.57               $11,991,439.57
---------------------------------------- -------------------- -------------------------- ------------------------------
Bank Leumi, USA                          $ 5,000,000          $ 5,000,000.00               $10,000,000.00
---------------------------------------- -------------------- -------------------------- ------------------------------
Citizens Bank of Massachusetts           $10,000,000          $15,000,000.00               $25,000,000.00
---------------------------------------- -------------------- -------------------------- ------------------------------
         Total                           $95,000,000          $73,960,730.00               $168,960,730.00
                                         -----------          --------------               ---------------
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